                                                                    Exhibit 99.2


                          PECO ENERGY TRANSITION TRUST
                        TRANSITION BONDHOLDERS STATEMENT
                                 SERIES 2000-A

SEMI-ANNUAL PAYMENT DATE:          3/1/01
--------------------------------------------------------------------------------------------------------------------------
CUSIP:                                             705220 AH4        705220 AJ0        705220 AK7          705220 AL5
                               -------------------------------------------------------------------------------------------
CLASS:                         TOTAL                    A-1               A-2              A-3                  A-4
                               -------------------------------------------------------------------------------------------

                               -------------------------------------------------------------------------------------------
Outstanding Principal Amount   $1,000,000,000.00   $110,000,000.00   $140,000,000.00   $398,838,452.00    $351,161,548.00
                               -------------------------------------------------------------------------------------------

Semi-Annual Principal Payment: -------------------------------------------------------------------------------------------
(Table 3, Pg S-14)                $47,918,583.00    $47,918,583.00                 -                 -                  -
                               -------------------------------------------------------------------------------------------
Factor per 1,000                       0.0479186         0.4356235                 -                 -                  -

                                                   -----------------------------------------------------------------------
Interest Rate:                                              7.180%            7.300%            7.625%             7.650%
                                                   -----------------------------------------------------------------------
No. of days of interest**                                      180               180               180                180
                               -------------------------------------------------------------------------------------------
Interest Payment:                 $37,696,645.19     $3,949,000.00     $5,110,000.00    $15,205,715.98     $13,431,929.21
                               -------------------------------------------------------------------------------------------
Factor per 1,000                       0.0376966      0.0359000000      0.0365000000      0.0381250000       0.0382500000

                               -------------------------------------------------------------------------------------------
Transition Bond Balance          $952,081,417.00    $62,081,417.00   $140,000,000.00   $398,838,452.00    $351,161,546.00
                               -------------------------------------------------------------------------------------------
Factor per 1,000                       0.9520814      0.5643765182      1.0000000000      1.0000000000       1.0000000000

                               -------------------------------------------------------------------------------------------

Projected Transition Bond      -------------------------------------------------------------------------------------------
Balance                          $952,081,417.00    $62,081,417.00  $140,000,000.00    $398,838,452.00    $351,161,548.00
                               -------------------------------------------------------------------------------------------
(Table 2, Pg S-13)

Overcollateralization          --------------------
Subaccount Balance(1):             $18,947,369.00
                               --------------------

                               --------------------
Calculated Overcollateralization
level: (Table 4A, Pg S-18)         $18,947,369.00
                               --------------------

                               --------------------
Capital Subaccount Balance:         $5,000,000.00
                               --------------------

                               --------------------
Reserve Subaccount Balance:        $19,337,566.05
                               --------------------


**  30/360 day standard for A-1, A-2, A-3, A-4
(1) Overcollateralization Subaccount balance, per Issuance, is for both 1999 and 2000 Series